                                                                    Exhibit 99.1

        eSPEED REPORTS FOURTH QUARTER 2003 GAAP AND FULLY TAXED OPERATING
                                  EPS OF $0.15

     FOURTH QUARTER PRE-TAX OPERATING EARNINGS PER SHARE OF $0.25 INCREASE
     56 PERCENT AND QUARTERLY REVENUES GROW 20 PERCENT TO $39 MILLION YEAR
                                   OVER YEAR

              COMPANY REITERATES STRONG GUIDANCE FOR FULL YEAR 2004

NEW YORK - February 9, 2004 - eSpeed, Inc. (NASDAQ:ESPD), the leading developer of electronic trading technology, today reported results for the fourth quarter and full year ended December 31, 2003.

EARNINGS

On a Generally Accepted Accounting Principles (GAAP) basis, eSpeed reported net income of $8.6 million, or $0.15 per diluted share, for the fourth quarter 2003.
eSpeed also reports operating income, in order to reflect earnings generated from the Company's operations. For the same period, the Company reported fully taxed operating income of $8.8 million which was also $0.15 per diluted share.
The difference between fully taxed operating income and GAAP net income was a
$0.3 million non-cash charge for business partner securities. For comparative purposes, eSpeed reported pre-tax operating income of $14.5 million, or $0.25 per diluted share, in the fourth quarter 2003, a 56 percent increase over the
$0.16 per diluted share reported in the fourth quarter 2002.

On a GAAP basis, the Company reported net income of $36.1 million, or $0.63 per diluted share for the full year 2003, compared to $42.0 million, or $0.74 per diluted share for the full year 2002. The primary differences between GAAP results reported in 2003 and 2002 were a $12.8 million gain on insurance proceeds related to September 11th included in 2002 and the fact that the
Company started paying taxes in the second quarter of 2003. For the full year ended December 31, 2003, the Company reported net income from operations of
$38.1 million, or $0.66 per diluted share, compared to $31.4 million and $0.55 per diluted share for the same period last year. For comparative purposes, the
Company's full year 2003 pre-tax operating income of $56.1 million, or $0.98 per diluted share represents a 75 percent increase over the $0.56 per diluted share reported in 2002.

REVENUES

eSpeed's total revenues for the fourth quarter 2003 were $39.2 million, 20 percent higher than total revenues of $32.8 million for fourth quarter 2002.
Fourth quarter 2003 fully electronic revenues were $27.7 million, up 24 percent compared to $22.4 million in the fourth quarter 2002. Total revenues from
Software Solutions in the fourth quarter 2003

were $6.2 million versus $5.5 million in the fourth quarter 2002, an increase of
13 percent.

eSpeed's total revenues for the year ended December 31, 2003 increased 24 percent to $156.6 million, versus $126.4 million in the full year 2002. Fully electronic revenues grew 25 percent to $110.0 million for the year 2003 compared to $88.0 million in 2002. Total revenues from Software Solutions increased 37 percent to $24.2 million for the full year 2003 compared to $17.7 million for the same period in 2002.

Fourth quarter 2003 pre-tax operating margins grew to 36.9 percent versus 28.5 percent in the fourth quarter 2002. Full year 2003 pre-tax operating margins grew to 35.8 percent compared to 25.3 percent in the full year 2002.

VOLUME & TRANSACTIONS

Fully electronic volume for the fourth quarter 2003 was $7.5 trillion, an 11 percent increase over $6.8 trillion for the fourth quarter 2002. eSpeed's total electronic volume, including fully electronic and voice-assisted transactions, for the fourth quarter 2003 was $10.3 trillion, up 11 percent from $9.3 trillion in the fourth quarter 2002. This growth compares to an 11 percent increase in US
Treasury volume as reported by the Federal Reserve over the same period.

The Company had anticipated average daily Federal Reserve US Treasury volume for the fourth quarter 2003 in a range of $425 - $435 billion. Actual average daily
Federal Reserve US Treasury volume was $422 billion for the fourth quarter.

Lee Amaitis, Global Chief Operating Officer of eSpeed, commented, "We are pleased to have reported fourth quarter results at the high end of our expectations despite lower market volumes in the fourth quarter."

For the full year 2003, fully electronic volume was $31.7 trillion, a 21 percent increase over $26.2 trillion for the full year 2002. eSpeed's total electronic volume for 2003 was $42.5 trillion, up 21 percent from $35.1 trillion in 2002.
This growth compares to a 17 percent increase in US Treasury volume as reported by the Federal Reserve over the same period.

FREE CASH FLOW & CASH

The Company generated free cash flow of $28.8 million for the full year 2003.
Excluding related party receivables and payables, free cash flow for the year was $37.6 million.

As of December 31, 2003, eSpeed's cash and cash equivalents was approximately
$228.5 million.

Howard W. Lutnick, Chairman, CEO & President of eSpeed, Inc., commented, "We are proud of our strong results in 2003, marked by 75 percent growth in our profits.
Our

incremental margins of 80 percent for the year, along with the generation of free cash flow virtually on par with our income, illustrate the strengths and leverage inherent in our business model."

OUTLOOK

The Company is maintaining its previously stated guidance for the full year
2004. eSpeed continues to expect to generate revenues in excess of $185 million and expects its pre-tax operating margins to exceed 41 percent for the full year
2004. eSpeed anticipates that its incremental margins will exceed 75 percent for the full year 2004. Operating earnings after tax for 2004 are expected to be in a range of $0.80 to $0.84 per diluted share. This guidance is based on the
Company's expectations that average daily Federal Reserve US Treasury volume will be between $490 and $510 billion for the full year 2004.

For the first quarter 2004, eSpeed expects operating earnings to be in the range of $0.18 and $0.20 per share diluted and after-tax. This guidance is based on the Company's expectations that the average daily Federal Reserve US Treasury volume will be between $480 and $500 billion for the first quarter 2004.

In conclusion, Mr. Lutnick added, "For eSpeed, 2004 will be characterized by the increasing growth in the US Treasury market overall and eSpeed's leadership position in this market, the continued introduction and adoption of enhancements to our software and the initial roll out of new products to be traded and leveraged across the eSpeed platform. We are encouraged by the strong foundation we have built, as we position ourselves for further growth in the future."

NON-GAAP FINANCIAL MEASURES

To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative year-over-year operating performance, eSpeed uses non-GAAP financial measures of revenues, income before income tax provision, net income and earnings per share, which are adjusted to exclude certain non-operating expenses and gains. In addition, the Company provides a computation of free cash flows.
These non-GAAP financial measurements do not replace the presentation of
eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating
eSpeed's financial performance. In the fourth quarter 2003, the difference between GAAP net income and non-GAAP net operating income was $0.3 million. For the full year 2003, the difference between GAAP net income and non-GAAP net operating income was $2.0 million.

ABOUT eSPEED, INC.

eSpeed, Inc., is the leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and financial marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial and non-financial products over eSpeed's global private network or via the Internet.
eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms, major exchanges and leading natural gas and electricity trading firms. To learn more, please visit www.espeed.com.

Statements contained in this Press Release, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: the effects of the attacks on the World Trade Center, market volatility, the limited operating history of eSpeed, Inc., and its ability to enter into marketing and strategic alliances, to effectively manage its growth, to expand the use of its electronic systems and to induce clients to use its marketplaces and services, and other factors that are discussed in eSpeed's
Annual Report on Form 10-K, filed with the Securities and Exchange Commission.

CONTACTS:

INVESTORS:
Amy Nauiokas
212.610.2421

MEDIA:
Tom Ryan
212.610.2425

                     eSPEED, INC. AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                 (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                          Three Months Ended
                                                                              December 31,            Year Ended December 31,
                                                                      ---------------------------   --------------------------
                                                                          2003           2002           2003           2002
                                                                      ------------   ------------   ------------   -----------

Revenues:
     Transaction revenues with related parties
         Fully electronic transactions                                $  27,667      $  22,430      $ 110,015      $  88,039
         Voice-assisted brokerage transactions                            4,546          4,073         19,505         17,552
         Screen-assisted open outcry transactions                           118             56            538            190
                                                                      ---------      ---------      ---------      ---------
       Total transaction revenues with related parties                   32,331         26,559        130,058        105,781
     Software Solutions fees from related parties                         3,773          3,460         15,124         13,207
     Software Solutions and licensing fees from unrelated parties         2,463          2,075          9,125          4,512
     Interest income                                                        656            683          2,308          2,905
                                                                      ---------      ---------      ---------      ---------
         Total revenues                                                  39,223         32,777        156,615        126,405
                                                                      ---------      ---------      ---------      ---------

Expenses:
     Compensation and employee benefits                                   8,241          8,751         36,114         36,499
     Occupancy and equipment                                              8,383          6,815         31,322         24,863
     Professional and consulting fees                                       592          1,394          3,519          5,658
     Communications and client networks                                   1,690          1,819          6,714          6,335
     Marketing                                                              339            263          1,454          4,778
     Administrative fees to related parties                               2,695          2,555         10,442          9,134
     Other                                                                2,792          1,844         10,960          7,217
                                                                      ---------      ---------      ---------      ---------
         Total operating expenses                                        24,732         23,441        100,525         94,484
                                                                      ---------      ---------      ---------      ---------

Pre-tax operating income                                                 14,491          9,336         56,090         31,921

Income tax provision                                                      5,659            128         17,982            479

                                                                      ---------      ---------      ---------      ---------
Net operating income                                                      8,832          9,208         38,108         31,442
                                                                      ---------      ---------      ---------      ---------

Non-operating (loss) income:
     Amortization of business partner and non-employee securities,
       net of tax                                                          (275)          (705)        (1,592)        (2,059)
     Loss on unconsolidated investments                                      --           (950)            --           (950)
     Provision for September 11 Events                                       --          1,200             --          1,200
     Charitable contribution Re: 9/11, net of tax                            --             --           (420)          (500)
     Business interruption insurance proceeds from parent                    --             --             --         12,833
                                                                      ---------      ---------      ---------      ---------
         Total non-operating (loss) income                                 (275)          (455)        (2,012)        10,524
                                                                      ---------      ---------      ---------      ---------

GAAP net income                                                       $   8,557      $   8,753      $  36,096      $  41,966
                                                                      =========      =========      =========      =========

Per share data:

     Basic pre-tax operating income per share                         $    0.26      $    0.17      $    1.01      $    0.58
     Basic tax provision per share                                    $   (0.10)     $   (0.00)     $   (0.32)     $   (0.01)
                                                                      ---------      ---------      ---------      ---------

     Basic net operating income per share                             $    0.16      $    0.17      $    0.69      $    0.57
     Basic non-operating (loss) income per share                      $   (0.00)     $   (0.01)     $   (0.04)     $    0.19
                                                                      ---------      ---------      ---------      ---------
     Basic GAAP earnings per share                                    $    0.15      $    0.16      $    0.65      $    0.76
                                                                      =========      =========      =========      =========

     Diluted pre-tax operating income per share                       $    0.25      $    0.16      $    0.98      $    0.56
     Diluted tax provision per share                                  $   (0.10)     $   (0.00)     $   (0.31)     $   (0.01)
                                                                      ---------      ---------      ---------      ---------
     Diluted net operating income per share                           $    0.15      $    0.16      $    0.66      $    0.55
     Diluted non-operating (loss) earnings per share                  $   (0.00)     $   (0.01)     $   (0.03)     $    0.19
                                                                      ---------      ---------      ---------      ---------
     Diluted GAAP earnings per share                                  $    0.15      $    0.15      $    0.63      $    0.74
                                                                      =========      =========      =========      =========

     Basic weighted average shares of common stock outstanding           55,759         55,028         55,345         54,991
                                                                      =========      =========      =========      =========
     Diluted weighted average shares of common stock outstanding         58,908         57,309         57,499         56,784
                                                                      =========      =========      =========      =========

Additional data:
     Pre-tax operating margin                                              36.9%          28.5%          35.8%          25.3%
                                                                      =========      =========      =========      =========

                          eSPEED, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF INCOME IN ACCORDANCE WITH GAAP
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      Three Months Ended
                                                                          December 31,         Year Ended December 31,
                                                                     ---------------------     -----------------------
                                                                        2003        2002           2003         2002
                                                                     ----------  ---------     -----------   ---------
                                                                          (unaudited)          (unaudited)

Revenues:
     Transaction revenues with related parties
         Fully electronic transactions                               $  27,667    $  22,430     $ 110,015    $  88,039
         Voice-assisted brokerage transactions                           4,546        4,073        19,505       17,552
         Screen-assisted open outcry transactions                          118           56           538          190
                                                                     ---------    ---------     ---------    ---------
       Total transaction revenues with related parties                  32,331       26,559       130,058      105,781
     Software Solutions fees from related parties                        3,773        3,460        15,124       13,207
     Software Solutions and licensing fees from unrelated parties        2,463        2,075         9,125        4,512
     Business interruption insurance proceeds from parent                   --           --            --       12,833
     Interest income                                                       656          683         2,308        2,905
                                                                     ---------    ---------     ---------    ---------
         Total revenues                                                 39,223       32,777       156,615      139,238
                                                                     ---------    ---------     ---------    ---------

Expenses:
     Compensation and employee benefits                                  8,241        8,751        36,114       36,499
     Occupancy and equipment                                             8,383        6,815        31,322       24,863
     Professional and consulting fees                                      592        1,394         3,519        5,658
     Communications and client networks                                  1,690        1,819         6,714        6,335
     Marketing                                                             339          263         1,454        4,778
     Administrative fees to related parties                              2,695        2,555        10,442        9,134
     Amortization of business partner and non-employee securities          452          705         2,167        2,059
     Loss on unconsolidated investments                                     --          950            --          950
     Provision for September 11 Events                                      --       (1,200)           --       (1,200)
     Other                                                               2,792        1,844        11,647        7,717
                                                                     ---------    ---------     ---------    ---------
         Total expenses                                                 25,184       23,896       103,379       96,793
                                                                     ---------    ---------     ---------    ---------

Income before income tax provision                                      14,039        8,881        53,236       42,445

Income tax provision                                                     5,482          128        17,140          479
                                                                     ---------    ---------     ---------    ---------
Net income                                                           $   8,557    $   8,753     $  36,096    $  41,966
                                                                     =========    =========     =========    =========

Per share data:
     Basic earnings per share                                        $    0.15    $    0.16     $    0.65    $    0.76
                                                                     =========    =========     =========    =========
     Diluted earnings per share                                      $    0.15    $    0.15     $    0.63    $    0.74
                                                                     =========    =========     =========    =========
     Basic weighted average shares of common stock outstanding          55,759       55,028        55,345       54,991
                                                                     =========    =========     =========    =========
     Diluted weighted average shares of common stock outstanding        58,908       57,309        57,499       56,784
                                                                     =========    =========     =========    =========

                          eSPEED, INC. AND SUBSIDIARIES
        RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP (UNAUDITED)
                                 (IN THOUSANDS)

                                                                     Three Months Ended
                                                                          December 31,         Year Ended December 31,
                                                                   -------------------------   ------------------------
                                                                      2003           2002         2003          2002
                                                                   -----------   -----------   -----------   ----------

Revenues                                                            $  39,223     $  32,777     $ 156,615     $ 126,405
Business interruption insurance proceeds from parent [a]                   --            --            --        12,833
                                                                    ---------     ---------     ---------     ---------
GAAP revenues                                                       $  39,223     $  32,777     $ 156,615     $ 139,238
                                                                    ---------     ---------     ---------     ---------

Operating expenses                                                  $  24,732     $  23,441     $ 100,525     $  94,484
Amortization of business partner and non-employee securities [b]          452           705         2,167         2,059
Loss on unconsolidated investments [c]                                     --           950            --           950
Provision for September 11 Events [d]                                      --        (1,200)           --        (1,200)
Charitable contribution Re: 9/11 [e]                                       --            --           687           500
                                                                    ---------     ---------     ---------     ---------
GAAP expenses                                                       $  25,184     $  23,896     $ 103,379     $  96,793
                                                                    ---------     ---------     ---------     ---------

Pre-tax operating income                                            $  14,491     $   9,336     $  56,090     $  31,921
Sum of reconciling items = [a] - [b] - [c] - [d] - [e]                   (452)         (455)       (2,854)       10,524
                                                                    ---------     ---------     ---------     ---------
GAAP income before income tax provision                             $  14,039     $   8,881     $  53,236     $  42,445
                                                                    ---------     ---------     ---------     ---------

Income tax provision                                                $   5,659     $     128     $  17,982     $     479
Income tax benefit on non-operating loss [f]                             (177)           --          (842)           --
                                                                    ---------     ---------     ---------     ---------
GAAP income tax provision                                           $   5,482     $     128     $  17,140     $     479
                                                                    ---------     ---------     ---------     ---------

Net operating income                                                $   8,832     $   9,208     $  38,108     $  31,442
Sum of reconciling items = [a] + [b] + [c] + [d] + [e] + [f]             (275)         (455)       (2,012)       10,524
                                                                    ---------     ---------     ---------     ---------
GAAP net income                                                     $   8,557     $   8,753     $  36,096     $  41,966
                                                                    =========     =========     =========     =========

                     eSPEED, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                   (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                         December 31,
                                                                               --------------------------------
                                                                                    2003             2002
                                                                               ---------------  ---------------
                                                                                 (unaudited)

              Assets
Cash and cash equivalents                                                         $ 228,500         $ 187,999
Fixed assets, net                                                                    34,467            26,383
Investments                                                                          11,449            11,175
Intangible assets, net                                                               18,927            19,528
Receivable from related parties                                                       1,518             5,266
Other assets                                                                          2,707             2,360
                                                                                  ---------         ---------
         Total assets                                                             $ 297,568         $ 252,711
                                                                                  ---------         ---------

              Liabilities and Stockholders' Equity
Liabilities:
Payable to related parties                                                        $   6,323         $  18,857
Accounts payable and accrued liabilities                                             19,560            15,399
                                                                                  ---------         ---------
         Total liabilities                                                           25,883            34,256
                                                                                  ---------         ---------

Stockholders' Equity:
Preferred stock, par value $0.01 per share; 50,000,000 shares authorized,
8,000,750 shares issued and outstanding                                                  80                80
Class A common stock, par value $0.01 per share;  200,000,000 shares
authorized; 30,953,867 and 29,783,682 shares issued                                     310               298
Class B common stock, par value $0.01 per share; 100,000,000 shares
authorized; 25,139,270 and 25,388,814 shares issued and outstanding                     251               254
Additional paid-in capital                                                          287,593           270,656
Unamortized expense of business partner and non-employee securities                  (1,192)           (3,252)
Treasury stock, at cost; 186,399 and 24,600 shares of Class A common stock           (2,094)             (222)
Accumulated deficit                                                                 (13,263)          (49,359)

                                                                                  ---------         ---------
         Total stockholders' equity                                                 271,685           218,455
                                                                                  ---------         ---------

Total liabilities and stockholders' equity                                        $ 297,568         $ 252,711
                                                                                  =========         =========

                 eSPEED, INC. & SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (IN THOUSANDS)

                                                                         Three Months Ended
                                                                              December 31,           Year Ended December 31,
                                                                      ---------------------------   --------------------------

                                                                          2003           2002           2003          2002
                                                                      ------------   ------------   -----------   ------------
                                                                               (unaudited)          (unaudited)

Cash flows from operating activities:
       Net income                                                      $   8,557     $   8,753     $  36,096     $  41,966
Adjustments to reconcile net income to net cash provided
by operating activities:
       Depreciation and amortization                                       5,000         4,154        18,044        14,191
       Amortization of business partner and non-employee securities          452           705         2,167         2,059
       Loss on unconsolidated investments                                     --           950            --           950
       Provision for September 11 Events                                      --        (1,200)           --        (1,200)
       Equity in net (income) loss of unconsolidated investments             105           (12)          185           190
       Deferred income tax expense                                           988            --         4,469            --
       Tax benefit from stock option and warrant exercises                 1,760            --         4,870            --
       Issuance of securities under employee benefit plan                     96            --           256            52

Changes in operating assets and liabilities:
       Receivable from related parties                                       948         1,327         3,748         3,021
       Other assets                                                          945           (46)          215           313
       Payable to related parties                                          2,777         4,565       (12,534)        3,701
       Accounts payable and accrued liabilities                           (8,317)      (17,403)         (433)       (6,495)
                                                                       ---------     ---------     ---------     ---------
       Net cash provided by operating activities                          13,311         1,793        57,083        58,748
                                                                       ---------     ---------     ---------     ---------

Cash flows from investing activities:
       Purchase of fixed assets                                           (6,472)       (3,370)      (10,943)       (9,770)
       Sale of fixed assets                                                   --            --         2,752            --
       Capitalization of software development costs                       (3,032)       (2,369)      (12,628)       (8,332)
       Capitalization of patents and related legal costs                  (1,039)       (3,510)       (4,710)      (13,741)
                                                                       ---------     ---------     ---------     ---------
       Net cash used in investing activities                             (10,543)       (9,249)      (25,529)      (31,843)
                                                                       ---------     ---------     ---------     ---------

Cash flows from financing activities:
       Repurchase of Class A common stock                                     --            --        (1,872)           --
       Proceeds from exercises of stock options and warrants               5,701         1,161        11,838         1,195
       Receivable from broker on stock option exercises                    3,046            --        (1,019)           --
                                                                       ---------     ---------     ---------     ---------
       Net cash provided by financing activities                           8,747         1,161         8,947         1,195
                                                                       ---------     ---------     ---------     ---------
Net increase (decrease) in cash and cash equivalents                      11,515        (6,295)       40,501        28,100
                                                                       ---------     ---------     ---------     ---------
Cash and cash equivalents, beginning of period                           216,985       194,294       187,999       159,899
                                                                       ---------     ---------     ---------     ---------
Cash and cash equivalents, end of period                               $ 228,500     $ 187,999     $ 228,500     $ 187,999
                                                                       =========     =========     =========     =========

  Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

                           eSPEED, INC. & SUBSIDIARIES
             COMPUTATION OF CONSOLIDATED FREE CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                Three Months Ended           Year Ended
                                                                                   December 31,              December 31,
                                                                              ---------------------     ---------------------
                                                                                 2003         2002        2003         2002
                                                                              --------     --------     --------     --------

Pre-tax operating income                                                      $ 14,491     $  9,336     $ 56,090     $ 31,921

Depreciation and amortization                                                    5,000        4,154       18,044       14,191
Other non-cash items                                                               201          (12)         441          242
                                                                              --------     --------     --------     --------
Pre-tax operating income adjusted for depreciation, amortization and other      19,692       13,478       74,575       46,354
                                                                              --------     --------     --------     --------

Income tax provision on operating income                                        (5,659)        (128)     (17,982)        (479)
Income tax benefit on non-operating loss                                           177           --          842           --
Deferred income tax expense                                                        988           --        4,469           --
Tax benefit from stock option and warrant exercises                              1,760           --        4,870           --
Income taxes paid                                                                3,807           --        7,167           --
                                                                              --------     --------     --------     --------
Decrease (increase) in current income tax payable                                1,073         (128)        (634)        (479)

Changes in related party receivable and payable, net                             3,725        5,892       (8,786)       6,722
Changes in other operating assets and liabilities, net                         (11,179)     (17,449)      (7,385)      (6,182)
Charitable contribution Re: 9/11                                                    --           --         (687)        (500)
Insurance claim receivable from parent                                              --           --           --       12,833
                                                                              --------     --------     --------     --------
        Net cash provided by operating activities                               13,311        1,793       57,083       58,748
                                                                              --------     --------     --------     --------

Purchase of fixed assets                                                        (6,472)      (3,370)     (10,943)      (9,770)
Capitalization of software development costs                                    (3,032)      (2,369)     (12,628)      (8,332)
Capitalization of patents and related legal costs                               (1,039)      (3,510)      (4,710)     (13,741)
                                                                              --------     --------     --------     --------
        Free cash flows                                                          2,768       (7,456)      28,802       26,905
                                                                              --------     --------     --------     --------

Related party receivable and payable, net                                       (3,725)      (5,892)       8,786       (6,722)
Insurance claim receivable from parent                                              --           --           --      (12,833)
                                                                              --------     --------     --------     --------
        Free cash flows, net of related party activity                        $   (957)    $(13,348)    $ 37,588     $  7,350
                                                                              ========     ========     ========     ========

eSPEED, INC. & SUBSIDIARIES
QUARTERLY MARKET ACTIVITY REPORT (UNAUDITED)
TREND

                                                                                                            % Change    % Change
                                               -------------------------------------------------------------------------------------
                                               4Q02         1Q03         2Q03        3Q03      4Q03      4Q03 vs 3Q03  4Q03 vs 4Q02
                                               ----------------------------------------------------------

VOLUME (IN BILLIONS)
Fully Electronic Volume                             6,796       6,778       7,781       9,610      7,537      (21.6%)       10.9%
Voice-Assisted Volume                               2,495       2,592       2,662       2,825      2,756       (2.4%)       10.5%
                                               -----------------------------------------------------------------------------------
   Total Electronic Volume                          9,291       9,369      10,443      12,435     10,294      (17.2%)       10.8%
                                               ===================================================================================

ELECTRONIC TRANSACTION COUNT
Fully Electronic Transactions                   1,060,814   1,079,595   1,194,625   1,465,263  1,209,469      (17.5%)       14.0%
Voice-Assisted Transactions                       128,648     151,770     148,223     157,901    149,181       (5.5%)       16.0%
                                               -----------------------------------------------------------------------------------
   Total Transactions                           1,189,462   1,231,365   1,342,848   1,623,164  1,358,650      (16.3%)       14.2%
                                               ===================================================================================

Trading Days                                           62          61          63          64         62

Global Interest Rate Futures Volume (1)
          CBOT - US Treasury Contracts         55,710,144  60,743,312  71,290,686  83,851,953 72,558,944      (13.5%)       30.2%
          CME - Euro $ Contracts               42,085,021  44,124,452  55,958,592  56,273,797 52,414,323       (6.9%)       24.5%
          EUREX - Bund Contracts               45,319,604  65,864,492  63,455,364  63,377,019 51,717,399      (18.4%)       14.1%

Fed UST Volume (in billions) (2)
          UST Volume                               23,637      23,740      28,319      30,590     26,189      (14.4%)       10.8%
          Average Daily UST Volume                    381         389         450         478        422      (11.6%)       10.8%

NYSE  - Volume (shares traded) -
          in millions (3)                          93,353      86,585      92,981      87,303     85,529       (2.0%)       (8.4%)
          Transaction Value - in millions       2,410,169   2,173,033   2,497,359   2,475,689  2,546,235        2.8%         5.6%

NASDAQ  - Volume (shares traded) -
          in millions (4)                         105,200      88,636     112,524     110,672    112,636        1.8%         7.1%
          Transaction Value - in millions       1,583,382   1,390,364   1,739,506   1,896,887  2,030,335        7.0%        28.2%

                                                                                        % Change
                                                    -----------------------------------------------
                                                             2002           2003       2003 vs 2002
                                                    ------------------------------

VOLUME (IN BILLIONS)
Fully Electronic Volume                                     26,239         31,706          20.8%
Voice-Assisted Volume                                        8,818         10,835          22.9%
                                                    ---------------------------------------------
   Total Electronic Volume                                  35,057         42,541          21.3%
                                                    =============================================

ELECTRONIC TRANSACTION COUNT
Fully Electronic Transactions                            3,955,363      4,948,952          25.1%
Voice-Assisted Transactions                                597,140        607,075           1.7%
                                                    ---------------------------------------------
   Total Transactions                                    4,552,503      5,556,027          22.0%
                                                    =============================================

Trading Days                                                   250            250

Global Interest Rate Futures Volume (1)
          CBOT - US Treasury Contracts                 205,594,628    288,444,895          40.3%
          CME - Euro $ Contracts                       202,080,832    208,771,164           3.3%
          EUREX - Bund Contracts                       191,263,413    244,414,274          27.8%

Fed UST Volume (in billions) (2)
          UST Volume                                        92,861        108,838          17.2%
          Average Daily UST Volume                             371            435          17.2%

NYSE  - Volume (shares traded) -
          in millions (3)                                  363,135        352,398          (3.0%)
          Transaction Value - in millions               10,311,156      9,692,316          (6.0%)

NASDAQ  - Volume (shares traded) -
          in millions (4)                                  441,701        424,468          (3.9%)
          Transaction Value - in millions                7,254,595      7,057,092          (2.7%)

Sources:  (1) Futures Industry Association - Monthly Volume Report - (www.cbot.com, www.cme.com, www.eurexchange.com)
          (2) www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank
          (3) NYSE - www.nyse.com
          (4) NASDAQ - www.marketdata.nasdaq.com

------------------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2002                      Jan'02            Feb'02           Mar'02           Apr'02            May'02         Jun'02

Volume Data (in billions)
          Fully Electronic             1,992             1,811            2,158            1,953             2,169          2,119
          Voice                          731               677              642              622               608            601
          Total                        2,723             2,488            2,800            2,575             2,777          2,720

Transaction Count
          Fully Electronic           311,319           269,697          305,905          289,150           305,115        321,257
          Voice                       53,828            50,038           47,803           54,733            59,580         43,436
          Total                      365,147           319,735          353,708          343,883           364,695        364,693

Trading Days                              21                19               20               22                22             20
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2003                      Jan'03            Feb'03           Mar'03           Apr'03            May'03         Jun'03

Volume Data (in billions)
          Fully Electronic             2,309             1,906            2,564            2,070             2,871          2,840
          Voice                          864               810              917              761               956            944
          Total                        3,173             2,716            3,481            2,831             3,827          3,784

Transaction Count
          Fully Electronic           370,992           305,296          403,307          338,281           425,213        431,131
          Voice                       49,801            48,449           53,520           44,767            49,946         53,510
          Total                      420,793           353,745          456,827          383,048           475,159        484,641

Trading Days                              21                19               21               21                21             21
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2002                         Jul'02          Aug'02         Sep'02         Oct'02         Nov'02        Dec'02

Volume Data (in billions)
          Fully Electronic                2,630           2,482          2,129          2,958          2,190         1,648
          Voice                             800             737            904            952            854           690
          Total                           3,430           3,219          3,033          3,910          3,044         2,338

Transaction Count
          Fully Electronic              390,803         364,202        337,101        458,419        332,631       269,764
          Voice                          56,216          50,863         51,995         45,559         50,593        32,496
          Total                         447,019         415,065        389,096        503,978        383,224       302,260

Trading Days                                 22              22             20             22             19            21
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2003                         Jul'03          Aug'03         Sep'03         Oct'03         Nov'03        Dec'03

Volume Data (in billions)
          Fully Electronic                3,428           2,952          3,230          3,019          2,233         2,285
          Voice                             992             733          1,100          1,034            941           781
          Total                           4,419           3,686          4,330          4,053          3,174         3,067

Transaction Count
          Fully Electronic              512,447         453,324        499,492        485,177        354,283       370,009
          Voice                          55,258          44,804         57,839         58,222         49,382        41,577
          Total                         567,705         498,128        557,331        543,399        403,665       411,586

Trading Days                                 22              21             21             22             18            22
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
       Trading Days
----------------------------------------------------------
                        2004
   Q1            Q2              Q3             Q4
   --            --              --             --
   62            63              64             62

                        2003
   Q1            Q2              Q3             Q4
   --            --              --             --
   61            63              64             62

                        2002
   Q1            Q2              Q3             Q4
   --            --              --             --
   60            64              64             62
----------------------------------------------------------